EXHIBIT 99.2
EXXON MOBIL CORPORATION

1Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	1Q11	4Q10	3Q10	2Q10	1Q10
Upstream
United States	1,279	1,317	999	865	1,091
Non-U.S.	7,396	6,163	4,468	4,471	4,723
Total	8,675	7,480	5,467	5,336	5,814
Downstream
United States	694	226	164	440	(60)
Non-U.S.	405	924	996	780	97
Total	1,099	1,150	1,160	1,220	37
Chemical
United States	669	522	676	685	539
Non-U.S.	847	545	553	683	710
Total	1,516	1,067	1,229	1,368	1,249

Corporate and financing	(640)	(447)	(506)	(364)	(800)
Net income attributable to ExxonMobil (U.S. GAAP)	10,650	9,250	7,350	7,560	6,300
Earnings per common share (U.S. GAAP)	2.14	1.86	1.44	1.61	1.33
Earnings per common share
- assuming dilution (U.S. GAAP)	2.14	1.85	1.44	1.60	1.33

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,279	1,317	999	865	1,091
Non-U.S.	7,396	6,163	4,468	4,471	4,723
Total	8,675	7,480	5,467	5,336	5,814
Downstream
United States	694	226	164	440	(60)
Non-U.S.	405	924	996	780	97
Total	1,099	1,150	1,160	1,220	37
Chemical
United States	669	522	676	685	539
Non-U.S.	847	545	553	683	710
Total	1,516	1,067	1,229	1,368	1,249

Corporate and financing	(640)	(447)	(506)	(364)	(800)
Corporate total	10,650	9,250	7,350	7,560	6,300
EPS excluding Special Items - assuming dilution	2.14	1.85	1.44	1.60	1.33

EXXON MOBIL CORPORATION

1Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	1Q11	4Q10	3Q10	2Q10	1Q10
natural gas liquids, kbd
United States	428	455	430	357	389
Canada/South America	262	266	253	267	261
Europe	306	335	294	348	365
Africa	561	618	631	599	666
Asia	792	800	751	692	678
Australia/Oceania	50	52	62	62	55
Total liquids production	2,399	2,526	2,421	2,325	2,414

Natural gas production available for sale, mcfd
United States	3,904	3,869	3,726	1,412	1,335
Canada/South America	468	564	550	594	568
Europe	4,783	4,596	2,365	3,268	5,138
Africa	6	9	15	20	13
Asia	5,089	5,350	5,081	4,365	4,394
Australia/Oceania	275	264	455	366	241
Total natural gas production available for sale	14,525	14,652	12,192	10,025	11,689

Total worldwide liquids and gas production, koebd	4,820	4,968	4,453	3,996	4,362

Refinery throughput, kbd
United States	1,771	1,732	1,752	1,807	1,720
Canada	452	467	453	418	439
Europe	1,446	1,501	1,550	1,570	1,530
Asia Pacific	1,223	1,307	1,304	1,143	1,242
Other Non-U.S.	288	291	305	254	225
Total refinery throughput	5,180	5,298	5,364	5,192	5,156

Petroleum product sales, kbd
United States	2,475	2,581	2,555	2,521	2,383
Canada	447	475	459	435	431
Europe	1,533	1,576	1,646	1,612	1,609
Asia Pacific	1,218	1,277	1,278	1,183	1,226
Other Non-U.S.	594	646	657	553	546
Total petroleum product sales	6,267	6,555	6,595	6,304	6,195

Gasolines, naphthas	2,470	2,615	2,728	2,565	2,535
Heating oils, kerosene, diesel	2,034	2,106	1,949	1,887	1,860
Aviation fuels	464	472	526	455	451
Heavy fuels	555	602	597	581	629
Specialty products	744	760	795	816	720
Total petroleum product sales	6,267	6,555	6,595	6,304	6,195

Chemical prime product sales, kt
United States	2,275	2,214	2,628	2,449	2,524
Non-U.S.	4,047	4,135	3,930	4,047	3,964
Total chemical prime product sales	6,322	6,349	6,558	6,496	6,488

EXXON MOBIL CORPORATION

1Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	1Q11	4Q10	3Q10	2Q10	1Q10
United States
ExxonMobil
Crude ($/b)	92.55	80.89	70.69	73.13	72.97
Natural Gas ($/kcf)	3.99	3.70	4.13	4.11	5.32

Benchmarks
WTI ($/b)	93.98	85.06	76.04	77.78	78.67
ANS-WC ($/b)	102.53	85.82	76.37	78.30	79.07
Henry Hub ($/mbtu)	4.11	3.80	4.38	4.09	5.30

Non-U.S.
ExxonMobil
Crude ($/b)	100.75	83.53	73.82	75.24	74.21
Natural Gas ($/kcf)	8.17	7.24	6.26	5.83	6.45
European NG ($/kcf)	9.19	8.23	7.41	6.35	6.93

Benchmarks
Brent ($/b)	104.97	86.48	76.86	78.30	76.24

Capital and Exploration Expenditures, $M
Upstream
United States	2,080	2,453	2,352	772	772
Non-U.S.	4,820	6,346	5,280	4,570	4,774
Total	6,900	8,799	7,632	5,342	5,546
Downstream
United States	117	170	201	264	347
Non-U.S.	333	519	357	320	327
Total	450	689	558	584	674
Chemical
United States	56	83	62	66	68
Non-U.S.	393	435	463	492	546
Total	449	518	525	558	614
Other	22	55	54	35	43

Total Capital and Exploration Expenditures	7,821	10,061	8,769	6,519	6,877

Exploration Expense Charged to Income, $M
Consolidated - United States	63	121	62	45	55
- Non-U.S.	270	427	437	361	630
Non-consolidated - ExxonMobil share - United States	1	1	1	1	1
- Non-U.S.	1	9	1	8	3
Total Exploration Expense Charged to Income	335	558	501	415	689

Effective Income Tax Rate, %	47%	43%	45%	43%	50%

Common Shares Outstanding (millions)
At quarter end	4,926	4,979	5,043	5,092	4,698
Average - assuming dilution	4,971	5,031	5,089	4,729	4,736

Total Cash and Cash Equivalent ($G)[1]	13.2	8.5	12.2	13.3	13.7

Total Debt ($G)	15.9	15.0	18.3	20.4	9.5

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	16.9	13.0	13.1	9.2	13.1
Sales of subsidiaries, investments and PP&E	1.3	1.7	0.8	0.4	0.4
Cash flows from operations and asset sales	18.2	14.7	13.9	9.6	13.5

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2011. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.
[1] Includes restricted cash of $0.4G in 1Q11 and $0.6G in 4Q10.

EXXON MOBIL CORPORATION

1Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	1Q11 vs. 1Q10	1Q11 vs. 4Q10
Upstream
Prior Period	5,814	7,480
Realization	2,550	1,310
Volume/Mix	-160	-520
Other	470	410
Current Period	8,675	8,675
Downstream
Prior Period	37	1,150
Margin	470	160
Volume/Mix	350	-270
Other	240	60
Current Period	1,099	1,099
Chemical
Prior Period	1,249	1,067
Margin	470	340
Volume/Mix	0	10
Other	-200	100
Current Period	1,516	1,516

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,362	4,968
Entitlements	-65	-91
Quotas	29	16
Divestments	-35	-25
Net Growth	529	-48
Current Period	4,820	4,820